May 10, 2017 Conduent Q1 2017 Earnings Results

Forward-Looking Statements This report contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the business process outsourcing industry and our business and financial results. Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include: • government regulation, economic, strategic, political and social conditions; • competitive pressures; • changes in interest in outsourced business process services; • our ability to obtain adequate pricing for our services and to improve our cost structure; • the effects of any acquisitions, joint ventures and divestitures by us; • our ability to attract and retain key employees; • our ability to attract and retain necessary technical personnel and qualified subcontractors; • termination right, audits and investigations associated with government contracts; • a decline in revenues from or a loss or failure of significant clients; • our ability to estimate the scope of work or the costs of performance in our contracts; • the failure to comply with laws relating to individually identifiable information and personal health information and laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; • our ability to deliver on our contractual obligations properly and on time; • our ability to renew commercial and government contracts awarded through competitive bidding processes; • increases in the cost of telephone and data services or significant interruptions in such services; • changes in tax and other laws and regulations; • increased volatility or decreased liquidity in the capital markets, including any limitation on our ability to access the capital markets for debt securities, refinance our outstanding indebtedness or obtain bank financing on acceptable terms; • the impact of terrorist acts, hostilities, natural disasters (including extreme weather) and pandemic viruses; • changes in foreign exchange rates; • our lack of an operating history as an independent publicly traded company; • changes in U.S. GAAP or other applicable accounting policies; • and the other risks and uncertainties detailed in the section titled “Risk Factors”, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Any forward-looking statements made by us in this presentation speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. Non-GAAP Financial Measures We have reported our financial results in accordance with U.S. generally accepted accounting principles (GAAP). In addition, we have discussed our financial results using non-GAAP measures. We believe these non-GAAP measures allow investors to better understand the trends in our business and to better understand and compare our results. Accordingly, we believe it is necessary to adjust several reported amounts, determined in accordance with GAAP, to exclude the effects of certain items as well as their related tax effects. Management believes that these non-GAAP financial measures provide an additional means of analyzing the current periods’ results against the corresponding prior periods’ results. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP measures and should be read only in conjunction with our Condensed Consolidated Financial Statements prepared in accordance with U.S. GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Non-GAAP measures are footnoted, where applicable, in each slide herein. Cautionary Statements 2

Q1 2017 Overview • On target for continued adjusted EBITDA growth and margin improvement as guided on Q4 2016 call • Strategically repriced Term Loan B • Successfully stood up new company and most corporate functions in 90 days • Streamlining operations and go-to-market strategy • Focused on establishing "One Conduent" culture • Strategic transformation remains on track 1 Constant currency based on foreign exchange rates as of the prior-year period 2 Please refer to Appendix for Non-GAAP reconciliations of adjusted operating income/margin, adjusted EBITDA/margin and adjusted EPS $1,553M, down (8)% yr/yr Constant currency1 down (7%) yr/yr Adjusted2 operating margin 5.7%, up 150 bps yr/yr GAAP EPS loss ($0.06) Adjusted2 EPS $0.16 $153M, grew 5% yr/yr Adjusted EBITDA margin 9.9%, up 120 bps from Q1' 16 Revenue Profitability Adjusted2 EBITDA Key Highlights 3

Segments & Operational Highlights Commercial • Revenue decline as expected, segment margin up yr/yr • Diversified book of business across both verticals and service lines • Leadership hires • Focus on profitability and streamlining 4 % of total Q1' 17 revenue Public Sector • Revenue decline as expected, segment margin up yr/yr • Differentiated technology platforms • Operating in all 50 States • Continued focus on key geographies globally Other • Revenue run-off continues, offset by solid progress on profitability improvement • On track for break-even faster than initial expectations • Maintaining disciplined approach Operational Highlights • Sales refresh ongoing • Transformation on track: ◦ Real-estate optimization well-underway ◦ IT rationalization and investment in cutting edge technology; vendor optimization

Bookings & Renewal Rate Annual Recurring Revenue (ARR) Signings • Positive momentum, up 11% yr/yr led by wins in Hi- Tech, Industrial and Retail vertical Non-Recurring Revenue (NRR) Signings • Up 12% versus Q1 2016 Total Contract Value (TCV) Signings • Total TCV down 37% yr/yr • New Business: $530M reflects more disciplined and purposeful sales approach • Renewals: $401M reflects lower overall renewal opportunities vs. Q1 2016 Renewal Rate1 • Reflects opportunities of acceptable margin and risk • Continued focus on improving quality of revenue • Strong account management and building deeper client relationships $931M 92% $143M $92M 5 1Renewal rate is defined as the annual recurring revenue (ARR) on contracts that are renewed during the period as a percentage of ARR on all contracts for which a renewal decision was made during the period (excluding contracts for which a strategic decision to not renew was made based on risk or profitability). See Appendix slide 18 for historical renewal rate.

Facets of Change 6 From To 1. Client Relationships Mile-wide, Inch deep Inch-wide, Mile Deep 2. Workplace and Culture Disparate Unified 3. Infrastructure Fragmented Integrated 4. Reputation and Brand Unknown Respected 5. Operations, Process, Information Diverse, Antiquated Modern, Cutting Edge

Financials 7

Q1 2017 Earnings 1Please refer to Appendix for Non-GAAP reconciliations of adjusted operating income/margin, adjusted EBITDA/margin, adjusted tax rate, adjusted net income and adjusted EPS 2Q1 2016 Interest expense include $10M in Related-party interest Adjusted Operating margin 5.4%, up 60 bps from 2015 GAAP EPS ($4.85) Adj. EPS $1.06 (in millions) Q1 2016 Q1 2017 B/(W) Yr/Yr Comments Revenue $1,685 $1,553 ($132) Decline given lower volumes, contract losses and NY MMIS Gross margin 15.7% 16.7% 100 bps SAG 183 169 $14 Reflects strategic transformation efforts Adjusted operating income1 71 89 $18 Adjusted operating margin1 4.2% 5.7% 150 bps Adjusted EBITDA1 $146 $153 $7 Adjusted EBITDA margin1 8.7% 9.9% 120 bps Amortization of intangible assets $75 $61 $14 Prior year write-off related to acquisition Restructuring and related costs 26 18 8 Interest expense2 11 36 (25) Separation costs 3 5 (2) Other net expense (income) 10 (12) 22 Favorable litigation outcomes Pretax loss ($54) ($22) $32 GAAP EPS loss from continuing operations ($0.12) ($0.06) $0.06 Adjusted net income1 $47 $35 ($12) Impacted by higher interest expense Adjusted tax rate1 21.7% 34.0% (123 bps) Adjusted EPS1 $0.22 $0.16 ($0.06) Weighted avg. shares outstanding 203 203 Adjusted weighted average shares outstanding 211 206 8

Commercial Segment ($ in millions) Q1' 16 Q1' 17 Yr/Yr Revenue $1,007 $923 (8%) Segment Profit 26 29 12% Segment Margin % 2.6% 3.1% 50 bps Segment Highlights • Revenue decline impacted by contract run-off and lower volumes across the Healthcare Payer, Comms & Media and Hi-Tech verticals • Qtr/Qtr margin decline reflects normal seasonality • Profitability improvement remains a strategic priority Quarterly Revenue and Profit Revenue in $M % Segment Margin 9 Revenue By Vertical (% of segment total) Revenue By Service Line (% of segment total) Segment Profit $26 $35 $42 $48 $29 Note: Prior year period results have be adjusted to reflect new segment reporting as of Q1 2017

Revenue By Business (% of segment total) Public Sector Segment ($ in millions) Q1' 16 Q1' 17 Yr/Yr Revenue $571 $549 (4%) Segment Profit 61 61 —% Segment Profit Margin % 10.7% 11.1% 40 bps Segment Highlights • Revenue decline driven by State & Local and Government Healthcare partially offset by growth in Transportation • Yr/Yr margin improvement reflects transformation savings 10 Quarterly Revenue and Profit Revenue in $M % Segment Margin Segment Profit $61 $78 $78 $76 $61 Note: Prior year period results have be adjusted to reflect new segment reporting as of Q1 2017

Other Segment ($ in millions) Q1' 16 Q1' 17 Yr/Yr Revenue $107 $81 (24%) Segment Loss1 (16) (1) NM Segment Margin % (15.0%) (1.2%) 1,380 bps Revenue in $M Segment Highlights • Improvement across both the Education business and Health Enterprise driven by NY MMIS • Expect quarterly variability given nature of the portfolio • Solid progress to-date but still work to be done 11 Segment loss1 ($16) ($36) ($23) ($12) ($1) 1Please refer to Appendix for Non-GAAP reconciliations of adjusted revenue and adjusted operating income/margin Note: Prior year period results have be adjusted to reflect new segment reporting as of Q1 2017 Quarterly Revenue and Profit Revenue By Vertical (% of segment total) 1

Strategic Transformation ($ in millions) Savings FY 2017 Cumulative Target ~$430 FY 2018 Cumulative Target ~$700 Progress and Outlook • Transformation program remains on track • 2017 priorities include driving operational efficiency, right-sizing our real-estate footprint and optimizing our G&A spend • Contract remediation a key opportunity as we remain focused on quality over quantity • Moving forward, will continue to balance reinvestment and margin expansion to meet 2017 and long-term financial goals 12

· Q1 2017 Commentary: • Working capital use of ($209M) in-line normal seasonality • Capex ~1.5% of revenue but still expecting ~2.5% for full-year • Cash from financing includes: • Net debt increase of $174M • Payment to Xerox of $161M Cash Flow (in millions) Q1 2016 Q1 2017 Net loss ($23 ) ($6 ) Depreciation & amortization 148 125 Goodwill impairment — — Stock-based compensation 4 6 Restructuring payments (7) (9) Restructuring and related costs 25 12 Change for income tax assets and liabilities (25) (9) Change in net working capital (244) (209) Other1 5 (16) Operating Cash Flow ($117 ) ($106 ) Net purchase of LB&E2 and other (39) (25) Net proceeds from investments, net of adjustments (56) — Net payments on related party notes receivable (3) — Other investing 1 — Investing Cash Flow ($97 ) ($25 ) Cash from Financing $216 ($6 ) Effect of exchange rates on cash and cash equivalents 1 2 Beginning cash and cash equivalents 140 390 Change in cash and cash equivalents 3 (135) Ending Cash and Cash Equivalents $143 $255 Memo: Free Cash Flow3 ($156 ) ($136 ) 1Includes deferred tax expense, gain (loss) investments, amortization of financing costs, contributions to defined benefit pension plans, and Other operating, net 2Includes cost of additions to land, building and equipment (LB&E) and internal use software 3Free cash flow is defined as operating cash flow less cost of additions to land, building and equipment and internal use software as well as cost of capital lease initiations of $5M for Q1 2017. 13

Capital Structure Overview

CONDUENT

Debt Structure ($ in millions)

	12/31/2016	3/31/2017
Cash	**$390**	**$255**
Total Debt[1]	**1,941**	**2,115**
Term Loan A[2, 5] due 2021	694	699
Term Loan B[2] due 2023	750	848
10.5% Senior Notes due 2024	510	510
Revolving Credit Facility[3] due 2021	0	70
Capital Leases	43	42
Current net leverage ratio[4]	2.4x	2.9x

[1] Total debt excludes deferred financing costs
[2] Revolving credit facility and Term Loan A interest rate is Libor + 225 bps; Term Loan B is Libor + 400 bps effective April 7, 2017
[3] $663M of available capacity under Revolving Credit Facility as of 3/31/2017
[4] Net debt (total debt less cash) divided by TTM adjusted EBITDA
[5] Includes initial EUR 260M borrowing converted at end of quarter exchange rates

Credit Metrics / Statistics

Expected annual interest expense	**~$145M**
Preferred dividend (annually)	*~$10M*
Target net leverage ratio	<2.5x
Average remaining maturity on outstanding debt	~6 years

Key Messages

- Term Loan B repricing expected to reduce interest expense by ~$12M annually
- As previously disclosed, cash payment of $161M made to Xerox and additional $100M Term Loan B issuance in January 2017
- Revolver draw of $70M as expected given working capital seasonality
- Still targeting to reduce leverage ratio over time with Adjusted EBITDA growth and required debt payments

14

2017 Guidance FY 2016 FY 2017E Revenue $6.408B Down 4.5-6.5% (CC1) Adjusted EBITDA $635M Up 5-6% Free Cash Flow ($81M) 20-30% of Adj. EBITDA 15 1 Constant currency based on foreign exchange rates as of the prior-year period

Q&A 16

Appendix 17

Bookings & Renewal Rate 18 ($ in millions) Q1' 16 Q2' 16 Q3' 16 Q4' 16 Q1' 17 Total Contract Value $1,488 $2,158 $1,546 $1,660 $931 New Business 643 527 633 724 530 Renewals 845 1,631 913 936 401 Annual recurring revenue bookings $129 $112 $166 $182 $143 Non-recurring revenue bookings $83 $140 $104 $111 $92 Renewal rate 89% 88% 89% 85% 92 % Renewal rate (previous methodology) 89% 84% 83% 82% 80%

Non-GAAP Financial Measures We have reported our financial results in accordance with U.S. generally accepted accounting principles (GAAP). In addition, we have discussed our financial results using the non-GAAP measures. We believe these non-GAAP measures allow investors to better understand the trends in our business and to better understand and compare our results. Accordingly, we believe it is necessary to adjust several reported amounts, determined in accordance with U.S. GAAP, to exclude the effects of certain items as well as their related tax effects. Management believes that these non-GAAP financial measures provide an additional means of analyzing the current periods’ results against the corresponding prior periods’ results. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP measures and should be read only in conjunction with our Condensed Consolidated Financial Statements prepared in accordance with U.S. GAAP. Our management regularly uses our supplemental non- GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. A reconciliation of the following non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are provided below. These reconciliations also include the income tax effects for our non-GAAP performance measures in total, to the extent applicable. The income tax effects are calculated under the same accounting principles as applied to our reported pre-tax performance measures under ASC 740, which employs an annual effective tax rate method. The noted income tax effect for our non-GAAP performance measures is effectively the difference in income taxes for reported and adjusted pre-tax income calculated under the annual effective tax rate method. Adjusted Net Income (Loss), Adjusted Earnings per Share and Adjusted Effective Tax Rate. We make adjustments to Income (Loss) before Income Taxes for the following items, for the purpose of calculating Adjusted Net Income (Loss), Adjusted Earnings per Share and Adjusted Effective Tax Rate: • Amortization of intangible assets. The amortization of intangible assets is driven by acquisition activity, which can vary in size, nature and timing as compared to other companies within our industry from period to period. • Restructuring and related costs. Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our Strategic Transformation program. • Separation costs. Separation costs are expenses incurred in connection with the separation from Xerox Corporation into a separate, independent, publicly traded company. These costs primarily relate to third-party investment banking, accounting, legal, consulting and other similar types of services related to the separation transaction, as well as costs associated with the operational separation of the two companies. • Other (income) expenses net. Other (income) expenses, net includes losses (gains) on sales of business and assets, currency (gains) losses, net, litigation matters and all other (income) expenses, net. • NY Medicaid Management Information System (NY MMIS) costs associated with the company not fully completing the State of New York Health Enterprise platform project. • Health Enterprise (HE charge) associated with not fully completing the Health Enterprise Medical platform implementation projects in California and Montana. Costs and Expenses and Margin - Adjusted Operating Income. We make adjustments to Costs and Expenses and Margin for the following items (as defined above), for the purpose of calculating Adjusted Operating Income: • Amortization of intangible assets. The amortization of intangible assets is driven by acquisition activity, which can vary in size, nature and timing as compared to other companies within our industry from period to period. • Restructuring and related costs. Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our Strategic Transformation program. • Separation costs. Separation costs are expenses incurred in connection with the separation from Xerox Corporation into a separate, independent, publicly traded company. These costs primarily relate to third-party investment banking, accounting, legal, consulting and other similar types of services related to the separation transaction, as well as costs associated with the operational separation of the two companies. • Interest expense. Interest expense includes interest on long-term debt and amortization of debt issuance costs. • Related Party Interest. Interest payments to former parent. • Other (income) expenses, net. Other (income) expenses, net includes losses (gains) on sales of business and assets, currency (gains) losses, net, litigation matters and all other (income) expenses, net. • NY MMIS. Costs associated with the company not fully completing the State of New York Health Enterprise platform project. • HE charge. Costs associated with not fully completing the Health Enterprise Medical platform implementation projects in California and Montana. Non-GAAP Financial Measures 19

Adjusted EBITDA We use Adjusted EBITDA as an additional way of assessing certain aspects of our operations that, when viewed with the U.S. GAAP results and the accompanying reconciliations to corresponding U.S. GAAP financial measures, provide a more complete understanding of our core business. We also use Adjusted EBITDA to provide additional information that is useful to understand the financial covenants contained in the Company’s credit facility and indenture. Adjusted EBITDA represents Income (loss) before Income Taxes adjusted for the following items (which are defined above): • Goodwill impairment charge. During the fourth quarter 2016, we performed our annual goodwill impairment test which resulted in a non-cash impairment charge of $935 million in our Commercial Industries reporting unit. • Amortization of intangible assets. The amortization of intangible assets is driven by acquisition activity, which can vary in size, nature and timing as compared to other companies within our industry from period to period. • Restructuring and related costs. Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our Strategic Transformation program. • Separation costs. Separation costs are expenses incurred in connection with the separation from Xerox Corporation into a separate, independent, publicly traded company. These costs primarily relate to third-party investment banking, accounting, legal, consulting and other similar types of services related to the separation transaction, as well as costs associated with the operational separation of the two companies. • Interest expense. Interest expense includes interest on long-term debt and amortization of debt issuance costs. • Related Party Interest. Includes interest payments to former parent. • Other (income) expenses, net. Other (income) expenses, net includes losses (gains) on sales of business and assets, currency (gains) losses, net, litigation matters and all other (income) expenses, net. • NY MMIS / NY MMIS Depreciation. Costs associated with the company not fully completing the State of New York Health Enterprise platform project. • HE charge. Costs associated with not fully completing the Health Enterprise Medical platform implementation projects in California and Montana. Adjusted EBITDA is not intended to represent cash flows from operations, operating income (loss) or net income (loss) as defined by U.S. GAAP as indicators of operating performance and is not necessarily comparable to similarly-titled measures reported by other companies. Management cautions that amounts presented in accordance with Conduent’s definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other companies because not all companies calculate Adjusted EBITDA in the same manner. Adjusted Other Segment Revenue and Profit We adjusted Other Segment revenue, profit and margin for the NY MMIS and HE charges. Free Cash Flow Free Cash Flow is defined as cash flows from operating activities as reported on the consolidated statement of cash flows, less cost of additions to land, buildings and equipment, cost of additions to internal use software and capital lease additions. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in land, buildings and equipment and internal use software, make principal payments on debt. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow for the three months ended March 31, 2017, reconciled for each such period to cash flow provided by operating activities, which we believe to be the most directly comparable measure under U.S. GAAP. Constant Currency To better understand trends in our business, we believe that it is helpful to adjust revenue to exclude the impact of changes in the translation of foreign currencies into U.S. Dollars. We refer to this adjusted revenue as “constant currency.” Currency impact can be determined as the difference between actual growth rates and constant currency growth rates. Non-GAAP Financial Measures 20

Non-GAAP Reconciliation: Net Income (Loss) & EPS Three Months Ended March 31, 2017 Three Months Ended March 31, 2016 (in millions, except EPS) Net Income (Loss) EPS Net Income (Loss) EPS Reported from Continuing operations $ (10) $ (0.06) $ (23) $ (0.12) Adjustments: Amortization of intangible assets 61 75 NY MMIS 8 — Restructuring and related costs 18 26 HE charge (5) — Separation costs 5 3 Other (income) expenses, net (12) 10 Less: income tax adjustments(1) (30) (44) Adjusted $ 35 $ 0.16 $ 47 $ 0.22 (1) Reflects the income tax (expense) benefit of the adjustments. Refer to Effective Tax Rate reconciliation for more details. 21

Non-GAAP Reconciliation: Effective Tax Rate Three Months Ended March 31, 2017 Three Months Ended March 31, 2016 (in millions) Pre-Tax Income (Loss) Income Tax Expense (Benefit)(2) Effective Tax Rate Pre-Tax Income (Loss) Income Tax Expense (Benefit)(2) Effective Tax Rate Reported from Continuing operations $ (22) $ (12) 54.5% $ (54) $ (31) 57.4 % Non-Gaap adjustments(1) 75 30 114 44 Adjusted $ 53 $ 18 34.0% $ 60 $ 13 21.7% (1) Refer to Net Income (Loss) reconciliation for details. (2) The tax impact of Adjusted Pre-Tax Income (Loss) from continuing operations is calculated under the same accounting principles applied to the As Reported Pre-Tax Income under ASC 740, which employs an annual effective tax rate method to the results. 22

(in millions) Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 Reported Revenue $ 1,553 $ 1,514 $ 1,596 $ 1,613 $ 1,685 Reported Pre-tax Loss(1) (22) (1,141) 2 (34) (54) Reported Margin (1.4)% (75.4)% 0.1% (2.1)% (3.2)% Reported Revenue $ 1,553 $ 1,514 $ 1,596 $ 1,613 $ 1,685 NY MMIS adjustment — 83 — — — Adjusted Revenue $ 1,553 $ 1,597 $ 1,596 $ 1,613 $ 1,685 Reported Pre-tax Loss(1) (22) (1,141) 2 (34) (54) Adjustments: Amortization of intangible assets 61 80 63 62 75 Goodwill impairment — 935 — — — NY MMIS 8 161 — — — Restructuring & related costs 18 44 8 23 26 HE charge (5) — — — — Separation costs 5 10 15 16 3 Interest expense 36 11 1 1 1 Related party interest — (4) 10 10 10 Other (income) expenses, net (12) 13 (2) (1) 10 Adjusted Operating Income $ 89 $ 109 $ 97 $ 77 $ 71 Adjusted Margin 5.7% 6.8% 6.1% 4.8% 4.2% (1) Pre-Tax Loss and revenue from continuing operations. Non-GAAP Reconciliation: Operating Income / Margin 23

Non-GAAP Reconciliation: Adjusted EBITDA Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 (in millions) Pre-tax loss as reported from continuing operations $ (22) $ (1,141) $ 2 $ (34) $ (54) Depreciation 31 36 31 29 32 Amortization 94 159 104 104 118 Goodwill impairment — 935 — — Restructuring and related costs 18 44 8 23 26 Separation costs 5 10 15 16 3 Interest expense 36 11 1 1 1 Related party interest — (4) 10 10 10 NY MMIS 8 161 — — — NY MMIS depreciation — (52) — — — HE charge (5) — — — — Other (income) expenses, net (12) 13 (2) (1) 10 Adjusted EBITDA $ 153 $ 172 $ 169 $ 148 $ 146 Adjusted EBITDA Margin 9.9% 10.7% 10.6% 9.2% 8.7% 24

Non-GAAP Reconciliation: Other Segment Revenue, Profit (Loss) and Margin 25 Three Months Ended Three Months Ended March 31, 2017 December 31, 2016 (in millions) Revenue Loss Margin Revenue Loss Margin Reported from continuing operations $ 81 $ (4) (4.9)% $ 4 $ (173) n/a Adjustments: NY MMIS — 8 83 161 HE charge — (5) — — Adjusted $ 81 $ (1) (1.2)% $ 87 $ (12) (13.8)% Note: Prior year period results have be adjusted to reflect new segment reporting as of Q1 2017

Non-GAAP Reconciliation: Free Cash Flow 26 (in millions) Three Months Ended March 31, 2017 Three Months Ended March 31, 2016 Operating Cash Flow $ (106) $ (117) Cost of additions to land, buildings & equipment (17) (30) Cost of additions to internal use software (8) (9) Vendor financed capital leases (5) — Free Cash Flow $ (136) $ (156)

© 2017 Conduent Business Services, LLC. All rights reserved. Conduent and Conduent Agile Star are trademarks of Conduent Business Services, LLC in the United States and/or other countries.